                                                                   Exhibit 1

                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.


Date: January 9, 1997



                      PRIMERICA LIFE INSURANCE COMPANY



                      By: /s/ Emil J. Molinaro, Jr.
                         --------------------------------------------
                         Name:  Emil J. Molinaro, Jr.
                         Title: Vice President


                      TRAVELERS INSURANCE HOLDINGS INC.



                      By: /s/ Emil J. Molinaro, Jr.
                         --------------------------------------------
                         Name:  Emil J. Molinaro, Jr.
                         Title: Vice President & Assistant Treasurer



                      THE TRAVELERS INSURANCE COMPANY



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title: Assistant Secretary



                      THE TRAVELERS INDEMNITY COMPANY



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title: Assistant Secretary


                      TRAVELERS/AETNA PROPERTY CASUALTY CORP.



                      By: /s/ Stephanie B. Mudick
                         --------------------------------------------
                         Name:  Stephanie B. Mudick
                         Title: Assistant Secretary



                      THE TRAVELERS INSURANCE GROUP, INC.



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title: Assistant Secretary



                      PFS SERVICES, INC.



                      By: /s/ Stephanie B. Mudick
                         --------------------------------------------
                         Name:  Stephanie B. Mudick
                         Title: Assistant Secretary & Vice President


                      ASSOCIATED MADISON COMPANIES, INC.




                      By: /s/ Stephanie B. Mudick
                         --------------------------------------------
                         Name:  Stephanie B. Mudick
                         Title: Assistant Secretary & Vice President


                      TRAVELERS GROUP INC.



                      By: /s/ Stephanie B. Mudick
                         --------------------------------------------
                         Name:  Stephanie B. Mudick
                         Title: Assistant Secretary